                                                   -----------------------------
                                                           OMB APPROVAL
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                                                   OMB NUMBER:         3235-0145
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                        Exhibit II to Amendment No. 2

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  SCHEDULE 13G
                                 (RULE 13d-102)

            INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                         (AMENDMENT NO.              )*
                                        -------------



                             SHILOH INDUSTRIES, INC.
--------------------------------------------------------------------------------
                                (Name of Issuer)

                    Common stock, par value $0.01 per share
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   824543102
                              -------------------
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).





                              Page 14 of 21 pages

CUSIP No.    824543102                13G               Page  2   of   8   Pages
             ---------                                       ---      ---

---------------------------------------------------------------------------------------------------------------------------------
1      NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                  B.A.T INDUSTRIES p.l.c.

----------------------------------------------------------------------------------------------------------------------------------
2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                                (a) [ ]

                                                                                                                        (b) [ ]

----------------------------------------------------------------------------------------------------------------------------------
3      SEC USE ONLY


----------------------------------------------------------------------------------------------------------------------------------
4      CITIZENSHIP OR PLACE OF ORGANIZATION

                  England

----------------------------------------------------------------------------------------------------------------------------------
                               5   SOLE VOTING POWER

                                          -0-

                               ---------------------------------------------------------------------------------------------------
  NUMBER OF                    6   SHARED VOTING POWER
   SHARES
BENEFICIALLY                              680,000
  OWNED BY
    EACH                       ---------------------------------------------------------------------------------------------------
  REPORTING                    7   SOLE DISPOSITIVE POWER
   PERSON
    WITH                                  -0-

                               ---------------------------------------------------------------------------------------------------
                               8   SHARED DISPOSITIVE POWER

                                          680,000

----------------------------------------------------------------------------------------------------------------------------------
9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                  680,000

----------------------------------------------------------------------------------------------------------------------------------
10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                                [ ]

                  N.A.

----------------------------------------------------------------------------------------------------------------------------------
11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                  5.25%

----------------------------------------------------------------------------------------------------------------------------------
12     TYPE OF REPORTING PERSON*

                  HC (See Item 3)

----------------------------------------------------------------------------------------------------------------------------------


                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 15 of 21 pages

CUSIP No.    824543102                13G               Page  3   of   8   Pages
             ---------                                       ---      ---


---------------------------------------------------------------------------------------------------------------------------------
1       NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                FARMERS GROUP, INC.

----------------------------------------------------------------------------------------------------------------------------------
2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                               (a) [ ]

                                                                                                                        (b) [ ]
----------------------------------------------------------------------------------------------------------------------------------
3       SEC USE ONLY


----------------------------------------------------------------------------------------------------------------------------------
4       CITIZENSHIP OR PLACE OF ORGANIZATION

                Nevada

----------------------------------------------------------------------------------------------------------------------------------
                              5  SOLE VOTING POWER

                                        -0-

                              ----------------------------------------------------------------------------------------------------
  NUMBER OF                   6  SHARED VOTING POWER
   SHARES
BENEFICIALLY                            680,000
  OWNED BY
    EACH                      ----------------------------------------------------------------------------------------------------
 REPORTING                    7  SOLE DISPOSITIVE POWER
   PERSON
    WITH                                -0-

                              ----------------------------------------------------------------------------------------------------
                              8  SHARED DISPOSITIVE POWER

                                        680,000

----------------------------------------------------------------------------------------------------------------------------------
9       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                680,000

----------------------------------------------------------------------------------------------------------------------------------
10      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                               [ ]

                N.A.

----------------------------------------------------------------------------------------------------------------------------------
11      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                5.25%

----------------------------------------------------------------------------------------------------------------------------------
12      TYPE OF REPORTING PERSON*

                IC (See Item 3)

----------------------------------------------------------------------------------------------------------------------------------


                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 16 of 21 pages

   Item 1(a).             Name of Issuer:
   ----------
                          SHILOH INDUSTRIES, INC.

   Item 1(b).             Address of Issuer's Principal Executive Office:
   ----------

                          402 Ninth Avenue
                          Mansfield, OH  44905

   Item 2(a).             Name of Person Filing:
   ----------

                          B.A.T Industries p.l.c., an English corporation ("B.A.T"), and Farmers Group, Inc. ("Farmers"), a US corporation; Farmers is the beneficial owner of the Issuer's securities identified in Item 2(d) below through various subsidiaries of Farmers, by insurance exchanges for which Farmers acts as attorney-in-fact or by benefit plans for employees of Farmers and its subsidiaries for which Farmers has investment discretion. No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made; and B.A.T may be deemed to be the indirect beneficial owner of such securities by indirectly owning 100% of the issued and outstanding shares of Farmers through B.A.T's wholly-owned subsidiary, South Western Nominees Limited. The filing of this statement by B.A.T shall not be construed as an admission that B.A.T is, for the purposes of Section 13(d) or 13(g) of the Act or under the laws or regulations of the United Kingdom, the beneficial owner of any securities covered by this statement.

   Item 2(b)              Address of Principal Business Office or, if none,
   ----------             Residence:

                          B.A.T Industries p.l.c.
                          Windsor House
                          50 Victoria Street
                          London SW1H ONL
                          England

                          Farmers Group, Inc.
                          4680 Wilshire Boulevard
                          Los Angeles, California  90010
                          USA

   Item 2(c).             Citizenship:
   ----------

                          B.A.T Industies p.l.c.   - England
                          Farmers Group, Inc.      - Nevada





                              Page 17 of 21 pages

   Item 2(d).             Title of Class of Securities:
   ----------

                          Common stock, par value $0.01 per share

   Item 2(e).             CUSIP Number:  824543102
   ----------

   Item 3.                This statement is filed pursuant to Rule 13d-1(b) by
   -------                B.A.T, a Parent Holding Company, in accordance with
                          Section 240.13d-1(b)(ii)(G), and by Farmers Group, Inc., an Insurance Company incorporated under the laws of Nevada.

   Item 4.                Ownership:
   -------

                          (a)     Amount Beneficially Owned:

                                            680,000

                                  The shares being reported were acquired by various investment funds for which subsidiaries of Farmers Group Inc. by insurance exchanges for which Farmers Group, Inc., acts as attorney-in-fact or by benefit plans for employees of Farmers Group, Inc. and its subsidiaries for which Farmers Group, Inc. has investment discretion. No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made.

                          (b)     Percent of Class:

                                            5.25%

                          (c)     Number of shares as to which person has:

                                  (i)       sole voting power:           - 0 -
                                  (ii)      shared voting power:         680,000
                                  (iii)     sole disposition power:      - 0 -
                                  (iv)      shared disposition power:    680,000

   Item 5.                Ownership of Five Percent or Less of a Class:
   -------

                          Not Applicable.

   Item 6.                Ownership of More than Five Percent on Behalf of
   -------
                          Another Person:

                          Not Applicable.

   Item 7.                Identification and Classification of the Subsidiary
   ------- Which Acquired the Security Being Reported on by the Parent Holding Company:

                          Not Applicable.





                              Page 18 of 21 pages

   Item 8.                Identification and Classification of Members of the
   -------                Group:

                          Not Applicable.

   Item 9.                Notice of Dissolution of the Group:
   -------
                          Not Applicable.

   Item 10.               Certification:
   --------
                          By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.





                              Page 19 of 21 pages

                                   SIGNATURES


                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                        B.A.T INDUSTRIES p.l.c.


                                        By: /s/ A. R. Holliman
                                           -------------------------------------
                                           Name:  A. R. Holliman
                                           Title:  Assistant Corporate Secretary

                                        Date:  February 9, 1994





                              Page 20 of 21 pages

                                   SIGNATURES


                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                        FARMERS GROUP, INC.


                                        By: /s/ Maryann Seltzer
                                            ------------------------------------
                                            Name:  MaryAnn Seltzer
                                            Title:  Corporate Secretary

                                        Date:  February 9, 1994





                              Page 21 of 21 pages